UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2017

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue, Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Form 10 filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 3.02 below is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On July 21, 2017, OncoCyte Corporation (“OncoCyte”) entered into three forms of Warrant Exercise Agreement (collectively, the “Agreement”) with certain holders of OncoCyte’s warrants issued in its August 2016 private placement expiring five years from the date of issue (the “Original Warrants”). Pursuant to one form of the Agreement, two holders agreed to cash exercise Original Warrants to purchase 226,923 shares of OncoCyte’s common stock (the “Common Stock”) at their exercise price of $3.25 per share, and OncoCyte agreed to issue to each such holder new warrants (the “New Warrants”), expiring five years from the date of issue, to purchase an equal number of shares of Common Stock at an exercise price of $5.50 per share. Pursuant to a second form of the Agreement, a holder agreed to cash exercise Original Warrants to purchase 540,000 shares of Common Stock at the exercise price of $3.25 per share, and OncoCyte agreed to issue to such holder a New Warrant, expiring five years from the date of issue, to purchase one half of such number of shares of Common Stock at an exercise price of $3.25 per share. In this alternative form of the Agreement, OncoCyte also agreed to file with the U.S. Securities and Exchange Commission a registration statement (the “Resale Registration Statement”) covering the resale of the shares of Common Stock issuable upon exercise of the New Warrant and to keep it continuously effective for up to five years, subject to conditions set forth in the Agreement. Pursuant to a third form of the Agreement, a holder agreed to cash exercise Original Warrants to purchase 1,000,000 shares of Common Stock at the exercise price of $3.25 per share, and OncoCyte agreed to issue to such holder (i) a New Warrant, expiring two years from the date of issue, to purchase one half of such number of shares of Common Stock at an exercise price of $5.50 per share, and (ii) a New Warrant, expiring two years from the date of issue, to purchase one half of such number of shares of Common Stock at an exercise price of $3.25 per share. OncoCyte intends to include the shares issuable upon exercise of these New Warrants in the Resale Registration Statement. In the aggregate, OncoCyte received gross proceeds of approximately $5.74 million and issued 1,496,923 New Warrants to purchase shares of Common Stock at a weighted average price of $4.34 per share.

The New Warrants have an exercise price of either $3.25 or $5.50 per share of Common Stock, were exercisable upon issuance, and may be exercised until either July 21, 2022 (in the case of the first two forms of Agreement) or July 21, 2019 (in the case of the third form of Agreement).

OncoCyte issued the New Warrants to investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state securities laws for transactions by an issuer not involving any public offering. All investors were accredited and no form of general solicitation or general advertising was used in connection with the transaction.

The foregoing description of the Agreement and the New Warrants do not purport to be complete and are qualified in their entirety by the full text of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, to this Current Report and incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On July 25, 2017, OncoCyte issued a press release announcing that it had closed the transactions contemplated by the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Form of New Warrant ($5.50 exercise price, five-year term)
4.2	Form of New Warrant ($3.25 exercise price, five-year term)
4.3	Form of New Warrant ($5.50 exercise price, two-year term)
4.4	Form of New Warrant ($3.25 exercise price, two-year term)
10.1	Form of Warrant Exercise Agreement (New Warrant for 100% of shares received on exercise of Original Warrant, at $5.50 exercise price with five-year term)
10.2	Form of Warrant Exercise Agreement (New Warrant for 50% of shares received on exercise of Original Warrant, at $3.25 exercise price with five-year term)
10.3	Form of Warrant Exercise Agreement (New Warrant for 50% of shares received on exercise of Original Warrant, at $3.25 exercise price with two-year term, and New Warrant for 50% of shares received on exercise of Original Warrant, at $5.50 exercise price with two-year term)
99.1	Press release issued by OncoCyte Corporation dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 26, 2017	By:	/s/ William Annett
William Annett
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Form of New Warrant ($5.50 exercise price, five-year term)
4.2	Form of New Warrant ($3.25 exercise price, five-year term)
4.3	Form of New Warrant ($5.50 exercise price, two-year term)
4.4	Form of New Warrant ($3.25 exercise price, two-year term)
10.1	Form of Warrant Exercise Agreement (New Warrant for 100% of shares received on exercise of Original Warrant, at $5.50 exercise price with five-year term)
10.2	Form of Warrant Exercise Agreement (New Warrant for 50% of shares received on exercise of Original Warrant, at $3.25 exercise price with five-year term)
10.3	Form of Warrant Exercise Agreement (New Warrant for 50% of shares received on exercise of Original Warrant, at $3.25 exercise price with two-year term, and New Warrant for 50% of shares received on exercise of Original Warrant, at $5.50 exercise price with two-year term)
99.1	Press release issued by OncoCyte Corporation dated July 25, 2017